UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       -------------------------------------

      Date of Report (Date of earliest event reported):  SEPTEMBER 1, 2006
                                                         -----------------

                               SAN JOAQUIN BANCORP
            ----------------------------------------------------------
               (Exact name of registrant as specified in charter)


     CALIFORNIA                      000-52165                 20-5002515
  ---------------             --------------------------   -----------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)


               1000 TRUXTUN AVENUE, BAKERSFIELD, CALIFORNIA 93301
             ------------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)


                                  661-281-0360
                            ------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

    [  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
            ------------------------------------------

    On September 1, 2006, San Joaquin Bancorp (the "Company") and San Joaquin Bancorp Trust #1, a Delaware statutory trust (the "Trust"), entered into a Purchase Agreement with TWE, Ltd. for the sale of $10 million of trust preferred securities to be issued by the Trust and guaranteed by the Company on a subordinated basis.

    On September 1, 2006, the Trust issued $10 million of securities under an Amended and Restated Declaration of Trust, dated as of September 1, 2006. The trust preferred securities are guaranteed by the Company on a subordinated basis pursuant to a Guarantee Agreement, dated as of September 1, 2006.

    The trust preferred securities will have a floating annual distribution rate, reset quarterly, equal to LIBOR plus 1.60%. Each of the trust preferred securities represents an undivided interest in the assets of the Trust.

    The Company will own all of the Trust's common securities. The Trust's only assets will be the junior subordinated notes issued by the Company on substantially the same payment terms as the trust preferred securities. The Company's junior subordinated notes were issued pursuant to an Indenture, dated as of September 1, 2006.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT
            -----------------------------------------------

    The information in Item 1.01 is hereby incorporated by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

(d) Exhibits

EXHIBIT NUMBER     DESCRIPTION

10.1 Indenture, dated as of September 1, 2006, between San Joaquin Bancorp and Wilmington Trust Company, as Trustee.

10.2 Guarantee Agreement, dated as of September 1, 2006, between San Joaquin Bancorp, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

10.3 Amended and Restated Declaration of Trust of San Joaquin Bancorp Trust #1, dated as of September 1, 2006.

99.1 Press Release announcing the issuance of $10 million in trust preferred securities, dated September 5, 2006.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SAN JOAQUIN BANCORP



Date:  September 5, 2006            By: /s/ Stephen M. Annis
                                        --------------------
                                          Stephen M. Annis
                                          Executive Vice-President &
                                          Chief Financial Officer